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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010.

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2010.

LONGLEAF PARTNERS FUNDS ®

SEMI-ANNUAL REPORT
at June 30, 2010

PARTNERS FUND
SMALL-CAP FUND
INTERNATIONAL FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.®
Memphis, TN

Longleaf Partners Funds
FUND INFORMATION

The following additional information may be obtained without charge, upon request, by calling (800) 445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call (800) SEC-0330 for information on the operation of the Public Reference Room).

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to www.longleafpartners.com for current performance information and www.longleafpartners.com/misc/prospectus.cfm for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2010 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF, LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. SOUTHEASTERN ASSET MANAGEMENT, INC. is a registered trademark.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

The three Longleaf Funds’ NAVs retreated in the second quarter and pushed year-to-date results into negative territory. Each Fund has outperformed its respective benchmark in 2010 but is behind our absolute annual goal of inflation plus 10%. The price movements from the highs in late April to the lows at quarter end reminded stockholders that the market periodically misprices businesses. The expected cash flows our companies will produce over the next five to ten years have changed little. Yet, the market’s pricing of those businesses changed materially in a two month period.

The Funds have delivered superior long-term returns.

	Cumulative Returns through June 30, 2010(3)
	Since IPO(1)	20 Year	10 Year	5 Year	1 Year	YTD	Q2

Partners Fund (4/8/87 IPO)	932.9%	639.7%	60.9%	(5.3)%	21.9%	(1.6)%	(8.0)%
S&P 500 Index	502.1	338.5	(14.8)	(3.9)	14.4	(6.7)	(11.4)

Small-Cap Fund (2/21/89 IPO)	630.8	539.8	115.5	10.7	32.1	(0.8)	(10.6)
Russell 2000 Index	431.2	380.0	34.4	1.9	21.5	(2.0)	(9.9)

International Fund (10/26/98 IPO)	153.2	NA	66.1	1.6	6.5	(9.1)	(10.9)
EAFE Index	35.3	NA	1.6	4.5	5.9	(13.2)	(14.0)

Inflation plus 10%	(2)	976.8	220.9	78.6	11.0	4.9	2.1

(1) During the inception year, the S&P 500 Index and the EAFE Index were available at month-end only. The S&P 500 Index value at 3-31-87 and the EAFE Index value at 10-31-98 were used to calculate performance since inception.

(2) Inflation plus 10% since inception for the Partners, Small-cap and International Funds was 1579.6%, 1215.9% and 298.1%, respectively.

(3) Average annual returns for the periods ended June 30, 2010 follow:

	Since IPO	20 Year	10 Year	5 Year	1 Year

Partners Fund (4/8/87 IPO)	10.6%	10.5%	4.9%	(1.1)%	21.9%
S&P 500 Index	8.0	7.7	(1.6)	(0.8)	14.4

Small-Cap Fund (2/21/89 IPO)	9.8	9.7	8.0	2.0	32.1
Russell 2000 Index	8.1	8.2	3.0	0.4	21.5

International Fund (10/26/98 IPO)	8.3	NA	5.2	0.3	6.5
EAFE Index	2.6	NA	0.2	0.9	5.9

See pages 8, 14, and 22 for additional performance information.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Much of our first quarter letter remains relevant. Macroeconomic concerns continue to dominate market sentiment, which in the last two months has grown considerably more pessimistic. In late June at the Morningstar Conference where many investors gathered, the overwhelming participant focus, as described by a Morningstar panel moderator, was the “three D’s” – debt, demographics, and doom. We would add another “D” – double dip.

As our investment partners might expect, the widespread angst and concomitant volatility have helped us find new opportunities. A number of high quality businesses have become discounted enough to meet our criteria. This trend began overseas as fear of the Greek debt crisis weighed on much of Europe, and a healthy cooling of Asian growth pushed down many of those markets. In the last six weeks, the doom hit the U.S. Across the three Funds we initiated eight new positions during the quarter and sold one position from the Partners and International Funds in April when prices approached our appraisal of each.

Equities offer a superior opportunity for investors today, particularly compared to fixed income. The earnings yield of the S&P 500 based on 2011 projected EPS is 9.4%. If adjusted for the approximately $100 of cash imbedded in the S&P, the operating earnings yield increases to 10.4%. The numbers are slightly more attractive overseas. Based on 2011 estimates, the EAFE Index earnings yield is 9.8%. If earnings grow organically from today’s depressed levels at only 5% per year (a rate that does not require the reinvestment of earnings because of current excess capacity), and even if the P/E ratio remains below the long-term average, an investor’s five year average annual return will be in the mid-teens.

By contrast, corporate bonds with fixed, taxable coupons yield much less than the growing, after-tax coupons that companies produce. The following table compares corporate earnings yields to bond yields at bear market lows since 1932. When stocks have been at their lowest levels, earnings yields have been an average of 2.8% higher than Aa2 bond yields. At the beginning of July earnings yields are 4.3% above debt yields or almost twice stocks’ relative attractiveness to bonds at bear market lows. We have rarely witnessed this much disparity between the benefits of being an owner of a growing coupon versus being a lender for a fixed one.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Earnings Yields versus Bond Yields
at Market Lows Following a 20% Market Correction

Market Low	DJIA Bear	Following Year		DJIA Earnings	Moody’s Aa2		Yield
Date	Market Low	Earnings(1)		Yield	Yield(3)		Difference

3/9/2009	6,547.1	810.0	(2)	12.4%	6.4%		(6.0%)

10/9/2002	7,286.3	523.2		7.3%	6.7%		(0.6%)

9/21/2001	8,235.8	461.1		5.6%	7.4%		1.8%

10/11/1990	2,365.1	100.8		4.3%	9.9%		5.6%

10/19/1987	1,738.7	228.0		13.1%	10.9%		(2.2%)

8/12/1982	776.9	84.9		10.9%	14.5%		3.6%

2/28/1978	742.1	124.5		16.8%	8.7%		(8.1%)

12/6/1974	577.6	75.7		13.1%	9.4%		(3.7%)

12/5/1973	788.3	99.0		12.6%	7.7%		(4.9%)

5/26/1970	631.2	55.1		8.7%	8.4%		(0.3%)

10/7/1966	744.3	53.9		7.2%	5.6%		(1.6%)

6/26/1962	536.8	41.2		7.7%	4.5%		(3.2%)

10/22/1957	419.8	28.0		6.7%	4.4%		(2.3%)

6/13/1949	161.6	30.7		19.0%	2.9%		(16.1%)

4/28/1942	92.9	9.7		10.4%	3.3%		(7.1%)

3/31/1938	99.0	9.1		9.2%	4.1%		(5.1%)

7/8/1932	41.2	2.1		5.1%	6.9%		1.8%

					Me	dian:	(2.3%)
					Ave	rage:	(2.8%)

7/2/2010          9,686.5            930.4(2)             9.6%             5.3%            (4.3%)

(1) Source: Value Line except as noted.
(2) First Call/Thomson Financial earnings estimate.
(3) Long-term corporates.

Despite the short-term market noise that the “D’s” are creating, over the long run equities should reflect the value of the free cash flow streams that businesses produce. We are highly confident that (1) the competitive strengths of our companies make them more certain to deliver growing free cash flow coupons than the average business; (2) our companies have superior corporate captains; and (3) the stock prices of our holdings are much cheaper than the S&P 500, EAFE, and the DJIA. P/Vs are in the mid-50% range for all three Funds, implying a large margin of safety as well as tremendous upside performance opportunity which will be magnified as values grow.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Advocacy for long-term investors
We believe capital markets exist to facilitate the transfer of capital between long-term investors and businesses. Securities and Exchange Commission regulations are designed to promote fair, transparent, and accessible markets. Recent advances in technology, however, have enabled select short-term traders to gain structural advantages over other market participants. This inequality began in the U.S. but is spreading to foreign exchanges as well. The “Flash Crash” on May 6th highlighted some of the issues. Southeastern believes (1) our intellectual capital (i.e. investment trading decisions) should not be sold by exchanges or used by others to interpose in transactions; (2) all market participants should have simultaneous access to the same exchange data; and (3) submitted orders should be true intentions to transact and remain applicable for a minimum increment of time. In response to SEC requests for comment on U.S. equity market structure, over the last several months we have submitted a letter to the SEC (www.sec.gov/comments/s7-02-10/s70210-164.pdf); met with all five of the SEC Commissioners, including Chairman Schapiro, as well as various members of Congress (www.sec.gov/comments/s7-02-10/s70210-228.pdf); and testified before the Joint CFTC-SEC Advisory Committee on Emerging Regulatory Issues (www.sec.gov/news/openmeetings/2010/jac062210.shtml). The links provide more detail about our assessment of market structure imperfections. We encourage you to ask your other managers their views and activities related to this important topic for long-term investors.

During the quarter we held our Annual Shareholder meeting in Memphis. For those who were unable to attend but who are interested in the content, an indexed audio is available on our web site at www.longleafpartners.com/news/annual_presentation_2010.cfm.

We greatly appreciate your investment partnership. With analysts based in Singapore, London, and Memphis we have the deepest and most capable research team in Southeastern’s history. This vested group is uncovering qualifying investments that we believe will produce above average returns.

Sincerely,

O. Mason Hawkins, CFA	G. Staley Cates, CFA
Chairman & CEO	President
Southeastern Asset Management, Inc.	Southeastern Asset Management, Inc.

Intentionally Left Blank

Partners Fund
MANAGEMENT DISCUSSION

Longleaf Partners Fund declined 8.0% in the second quarter outperforming the S&P’s 11.4% fall. Year-to-date Fund results were (1.6)% versus (6.7)% for the index. The relative strength of the Fund did not, however, help in attaining our absolute annual goal of inflation plus 10%. Over long-term periods the Fund has delivered significant value versus the market.

	Cumulative Returns at June 30, 2010
	Since IPO	20 Year	15 Year	10 Year

Partners Fund	932.9%	639.7%	225.1%	60.9%
S&P 500 Index	502.1	338.5	147.8	(14.8)
Inflation plus 10%	1579.6	976.8	478.0	220.9

See page 8 for additional performance information.

A few holdings made gains in the quarter and have been meaningful positive contributors for the year. Pioneer Natural Resources’ 6% rise over the last three months brought its year-to-date return to 24%. The company sold a 45% interest in the Eagle Ford shale play to Reliance Industries. The board is committed to continuing to grow value per share. Yum! Brands grew its China operations at double digit rates, continued to expand its international franchise business, and improved domestic margins. Management increased value by repurchasing undervalued shares. The stock rose 2% in the quarter and 13% in 2010.

Most stocks in the portfolio lost ground in the second quarter with three names accounting for half of the Fund’s decline. Dell was down 20%, which also made it the second largest detractor for YTD performance. The impact of higher component costs on Dell’s gross margin overshadowed all the company’s positive news. Revenues rose over 20%, operating income increased almost 30%, and EPS beat expectations. Given net cash and receivables of over $5.00/share, a projected free cash flow coupon of around $1.75 per share this year, and a stock price of $12.06 at quarter-end, the company’s enterprise value of around $7.00/share ($12.00 – $5.00) implies an astounding free cash flow yield of 25%. The vested and capable CEO is repurchasing shares. The faster-growing, more strategic “Solutions” side of the business, which incorporates servers, storage, and services, represents over 25% of revenues and over half of gross profits. The company is among the cheapest in the portfolio, and the value is growing.

Liberty Interactive fell 31% in the quarter as retail stocks declined with fears of slowing consumer spending. The company has reported solid results and taken share over the last year. Liberty Interactive also announced that it will soon effect a spinoff to become its own company instead of being a tracking stock. In spite of the stock’s

Partners Fund
MANAGEMENT DISCUSSION

recent retreat Liberty Interactive remains among the largest positive contributors for the Fund’s YTD performance.

Level 3 declined 33% in the quarter and is one of the largest detractors for 2010. The company reported disappointing results. Changes made in the business over the last year have not yet shown significantly positive revenue results. We believe the company’s additional sales staff and growing productivity will translate into increased contracts and revenues. Additional sales will deliver substantial operating profit improvement because of the company’s high contribution margin.

Chesapeake’s 19% decline in 2010 made the stock the largest detractor from YTD performance. Short-term natural gas prices remained depressed in the first part of 2010. The company issued preferred stock as part of its longer term plan to reduce debt and achieve investment grade ratings. This dilution lowered our appraisal slightly, but with investment grade ratings Chesapeake will be able to continue to opportunistically hedge production despite regulatory changes related to derivatives. Meanwhile, the company continues to pursue monetizing its assets. We were encouraged to see management and board members recently purchase stock in the open market.

Given the market’s volatility, our trading desk was busier than usual in the quarter. In April Marriott reached our appraisal, and we sold the position. We also scaled back Philips, Disney, DIRECTV, and Liberty Interactive after they had appreciated significantly. Going into May when stocks began their slide, we had over 20% cash and were able to add to Aon, BNY Mellon, and Dell. Additionally, we initiated three new positions that met our criteria of “business, people, price” — Campbell Soup, Loews, and Verizon. The Fund ended June with 14.5% in cash. Subsequently, our additional purchases have taken liquidity to less than 10%.

Because of the Fund’s tax loss carry forwards, sales in 2010 have thus far not triggered a likely capital gain distribution. The amount of carry forwards remaining are 12% of NAV. The P/V is in the mid-50%s based on conservative appraisals, and we own the largest collection of industry-leading companies in our history. We believe the five year outlook for our investment partners is compelling.

Partners Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2010

	Partners	S&P 500	Inflation
	Fund	Index	Plus 10%

Year-to-Date	(1.62)%	(6.65)%	4.86%
One Year	21.90	14.43	10.98
Five Years	(1.08)	(0.79)	12.29
Ten Years	4.87	(1.59)	12.37
Twenty Years	10.52	7.67	12.62
Since Public Offering 4-8-87	10.57	8.03	12.91

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. In 1987, the reinvested S&P 500 Index was available at month-end only; therefore, the index value at 3-31-87 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund – PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2010

		Net
		Assets

Common Stock		85.6%
DIRECTV	8.9
Chesapeake Energy Corporation	7.3
Dell Inc.	7.2
Yum! Brands, Inc.	7.2
Pioneer Natural Resources Company	7.0
The Walt Disney Corporation	6.2
Cemex S.A.B. de C.V. ADS	5.2
NKSJ Holdings, Inc.	4.7
Aon Corporation	4.6
The Bank of New York Mellon Corporation	4.5
InterContinental Hotels Group PLC	3.2
Liberty Media Holding Corporation – Interactive	3.1
FedEx Corporation	2.8
Telephone and Data Systems, Inc.	2.7
Koninklijke Philips Electronics N.V.	2.6
Campbell Soup Company	2.6
Level 3 Communications, Inc.	2.1
Loews Corporation	1.7
Willis Group Holdings Public Limited Company	1.1
Verizon Communications Inc. – When Issued	0.9
Corporate Bonds		1.5
Level 3 Communications, Inc.	1.5
Cash Reserves		14.5
Other Assets and Liabilities, net		(1.6)

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through June 30, 2010

New Holdings	Eliminations

Campbell Soup Company InterContinental Hotels Group PLC ADR Loews Corporation NKSJ Holdings, Inc. (The NipponKoa Insurance Company, Ltd)(a) Verizon Communications Inc.-When Issued	Berkshire Hathaway Inc. Marriott International, Inc. The NipponKoa Insurance Company, Ltd. (NKSJ Holdings, Inc.)(a)

(a)	Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Air Freight & Logistics
FedEx Corporation	2,930,629	$205,466,399	2.8%

Capital Markets
The Bank of New York Mellon Corporation	13,571,000	335,067,990	4.5

Computers & Peripherals
Dell Inc.*	44,277,665	533,988,640	7.2

Construction Materials
Cemex S.A.B. de C.V. ADS* (Foreign)	39,615,680	383,083,626	5.2

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	142,006,754	154,787,362	2.1
Verizon Communications Inc.-When Issued	2,442,000	64,835,100	0.9

		219,622,462	3.0

Food Products
Campbell Soup Company	5,308,300	190,196,389	2.6

Hotels, Restaurants & Leisure
InterContinental Hotels Group PLC (Foreign)(b)	14,913,894	235,044,369	3.2
InterContinental Hotels Group PLC ADR (Foreign)(b)	151,495	2,375,441	–
Yum! Brands, Inc.	13,577,286	530,057,245	7.2

		767,477,055	10.4

Industrial Conglomerates
Koninklijke (Royal) Philips Electronics N.V. (Foreign)	3,121,000	93,199,714	1.2
Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	3,406,731	101,656,853	1.4

		194,856,567	2.6

Insurance
Aon Corporation	9,213,812	342,016,701	4.6
Loews Corporation	3,699,679	123,236,308	1.7
NKSJ Holdings, Inc. (Foreign)	57,330,000	343,013,855	4.7
Willis Group Holdings Public Limited Company (Foreign)	2,800,000	84,140,000	1.1

		892,406,864	12.1

Internet and Catalog Retail
Liberty Media Holding Corporation – Interactive Series A*	21,689,776	227,742,648	3.1

Media
DIRECTV – Class A*	19,383,238	657,479,433	8.9
The Walt Disney Corporation	14,510,000	457,065,000	6.2

		1,114,544,433	15.1

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	25,596,576	$536,248,267	7.3%
Pioneer Natural Resources Company(b)	8,657,900	514,712,155	7.0

		1,050,960,422	14.3

Wireless Telecommunications Services
Telephone and Data Systems, Inc.	1,530,800	46,521,012	0.6
Telephone and Data Systems, Inc. – Special	5,666,200	150,380,948	2.1

		196,901,960	2.7

Total Common Stocks (Cost $6,097,358,251)		6,312,315,455	85.6

	Principal
	Amount
Corporate Bonds
Diversified Telecommunication Services
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13(b)(c) (Cost $100,062,000)	100,062,000	113,320,215	1.5

Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.0% due 7-1-10, Repurchase price $417,605,000 (Collateral: $389,365,000 U.S. Treasury Bonds, 3.90%-3.91%, due 8-15-39 to 11-15-39, Value $425,960,920)	417,605,000	417,605,000	5.7
U.S. Treasury Bills, 0.041% – 0.152%, due 7-15-10 to 7-22-10	650,000,000	649,966,450	8.8

Total Short-Term Obligations (Cost $1,067,577,583)		1,067,571,450	14.5

Total Investments (Cost $7,264,997,834)(a)		7,493,207,120	101.6
Other Assets and Liabilities, Net		(118,358,772)	(1.6)

Net Assets		$7,374,848,348	100.0%

Net asset value per share		$23.70

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $7,285,958,371. Net unrealized appreciation of $228,209,286 consists of unrealized appreciation and depreciation of $1,547,212,869 and $(1,319,003,583), respectively.

(b)	Affiliated issuer. See Note 7.

(c)	Illiquid and board valued. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements.

Small-Cap Fund
MANAGEMENT DISCUSSION

Longleaf Partners Small-Cap Fund fell 10.6% in the second quarter. Year-to-date the Fund’s return is (0.8)%. The Russell 2000 Index lost 9.9% and 2.0% over the same periods. These results are below our annual absolute goal of inflation plus 10%. The Fund’s relative results over all longer term periods have been superior.

	Cumulative Returns at June 30, 2010
	Inception	20 Year	15 Year	10 Year

Small-Cap Fund	630.8%	539.8%	380.1%	115.5%
Russell 2000 Index	431.2	380.0	161.9	34.4
Inflation plus 10%	1215.9	976.8	478.0	220.9

See page 14 for additional performance information.

Two names delivered positive returns in the quarter. Pioneer Natural Resources’ 6% rise over the last three months brought its year-to-date return to 24%. The company sold a 45% interest in the Eagle Ford shale play to Reliance Industries. The board is committed to continuing to grow value per share. Potlatch gained 3% in the quarter and is up 15% for the year. Interestingly, because investors have flooded private timber funds with capital, private timber trades for a much higher multiple than publicly traded timber. Potlatch has taken advantage of this price disparity by selling non-core land to help support the company’s dividend until demand and pricing recover from these depressed levels. Dillard’s remains among the top contributors to Fund performance in 2010 despite the stock’s decline in the second quarter when concerns about consumer spending hurt all retailers. The company’s margin improvement and free cash flow beat estimates. Additionally, repurchases this year have equated to shrinking shares at a 25% annualized rate.

Most stocks in the portfolio lost ground in the last three months. Four holdings fell over 20%. DineEquity reported earnings slightly lower than expectations. Renewed fears of a general economic decline impacted the stock even as our appraisal grew due to substantial free cash flow generation and debt reduction. Although the stock lost 29% in the quarter, it has appreciated 15% this year.

Level 3 declined 33% in the quarter and is one of the largest detractors for 2010. The company reported disappointing results. Changes made in the business over the last year have not yet shown significantly positive revenue results. We believe the company’s additional sales staff and growing productivity will translate into increased contracts and revenues. Additional sales will deliver substantial operating profit improvement because of the company’s high contribution margin.

Olympus was flat in the first quarter and fell 25% over the last three months. Management reaffirmed their belief that the medical business will grow organically

Small-Cap Fund
MANAGEMENT DISCUSSION

8-9% per year over the next five years. The price, however, reacted to the company’s short-term foreign exchange assumptions. 25% of revenues are euro based. The euro-yen exchange rate, which has gone from 132 at the start of the year to 108 at the end of the second quarter, reflects extremes in both yen strength and euro weakness.

Worthington lost 25% in the second quarter and is flat for the year. While the market is probably concerned about the company’s perceived cyclicality, the stock’s retreat is somewhat of a mystery because Worthington beat estimates and showed improved results in all of its segments. Results have been in line with our appraisal assumptions. The company has been wisely allocating capital and also has a meaningful opportunity to increase value per share via repurchases at this price level.

During the quarter we trimmed several names that have appreciated meaningfully including Pioneer, Potlatch, and Dillard’s. We added one new name, Martin Marietta Materials. The company’s valuable aggregate assets are significantly discounted due to the construction industry’s dramatic decline over the last three years. Demand for aggregates has recovered more slowly than expected because the stimulus package remains largely unspent, and Congress has not prioritized a highway bill. Over time both of these issues will reverse. With high barriers to entry due to transportation costs, location-specific supply, and no true substitutes, the company has increased prices through this depressed period.

With a P/V in the mid-50%s, the Fund’s discount to intrinsic worth is far below the long-term average. We believe this wide margin of safety combined with the high caliber of the businesses we own and the people running them implies substantial compounding opportunity. Although we have no plans to re-open the Fund, we believe it is an attractive point for long-term shareholders to add to their investment. Taxable investors also receive a tax loss carry forward of approximately 9% of NAV.

Small-Cap Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2010

	Small-Cap	Russell 2000	Inflation
	Fund	Index	Plus 10%

Year-to-Date	(0.83)%	(1.95)%	4.86%
One Year	32.05	21.48	10.98
Five Years	2.04	0.37	12.29
Ten Years	7.98	3.00	12.37
Twenty Years	9.72	8.16	12.62
Since Public Offering 2-21-89	9.76	8.13	12.83

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2010

		Net
		Assets

Common Stock		97.1%
tw telecom inc.	10.2
Pioneer Natural Resources Company	8.5
Fairfax Financial Holdings Limited	7.3
Fair Isaac Corporation	6.5
Dillard’s Inc.	6.2
The Washington Post Company	4.8
Martin Marietta Materials, Inc.	4.5
Service Corporation International	4.4
Texas Industries, Inc.	4.4
Willis Group Holdings Public Limited Company	4.2
Wendy’s/Arby’s Group, Inc.	4.2
Markel Corporation	4.1
Ruddick Corporation	4.0
Everest Re Group, Ltd.	3.9
Potlatch Corporation	3.9
Worthington Industries, Inc.	3.5
DineEquity, Inc.	3.5
Olympus Corporation	3.3
Level 3 Communications, Inc.	3.3
Sealed Air Corporation	2.4
Cash Reserves		3.0
Other Assets and Liabilities, net		(0.1)

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through June 30, 2010

New Holdings	Eliminations
Martin Marietta Materials, Inc. Sealed Air Corporation	Discovery Communications, Inc. – Class C The First American Corporation

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Containers & Packaging
Sealed Air Corporation	2,923,959	$57,660,472	2.4%

Construction Materials
Martin Marietta Materials, Inc.	1,277,124	108,312,886	4.5
Texas Industries, Inc.(b)	3,590,320	106,058,053	4.4

		214,370,939	8.9

Diversified Consumer Services
Service Corporation International(b)	14,447,000	106,907,800	4.4

Diversified Telecommunication Services
Level 3 Communications, Inc.*	72,882,000	79,441,380	3.3
tw telecom inc.*(b)	14,732,670	245,740,936	10.2

		325,182,316	13.5

Food & Staples Retailing
Ruddick Corporation(b)	3,107,459	96,300,154	4.0

Health Care Equipment & Supplies
Olympus Corporation (Foreign)	3,408,000	80,731,972	3.3

Hotels, Restaurants & Leisure
DineEquity, Inc.*(b)	2,978,100	83,148,552	3.5
Wendy’s/Arby’s Group, Inc.(b)	25,136,597	100,546,388	4.2

		183,694,940	7.7

Insurance
Everest Re Group, Ltd. (Foreign)	1,335,000	94,411,200	3.9
Fairfax Financial Holdings Limited (Foreign)	480,000	175,794,843	7.3
Markel Corporation*	288,000	97,920,000	4.1
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	102,109,900	4.2

		470,235,943	19.5

Media
The Washington Post Company – Class B	279,517	114,736,138	4.8

Metals & Mining
Worthington Industries, Inc.(b)	6,581,000	84,631,660	3.5

Multiline Retail
Dillards, Inc. – Class A(b)	6,909,748	148,559,582	6.2

Oil, Gas & Consumble Fuels
Pioneer Natural Resources Company	3,435,000	204,210,750	8.5

Real Estate Investment Trusts
Potlatch Corporation(b)	2,627,155	93,868,248	3.9

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets

Software
Fair Isaac Corporation(b)	7,216,400	$157,245,356	6.5%

Total Common Stocks (Cost $2,454,459,202)		2,338,336,270	97.1

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.0% due, 7-1-10, Repurchase price $71,330,000 (Collateral: $65,480,000 U.S. Treasury Bonds, 3.90%, due 8-15-39, Value $72,761,376)	71,330,000	71,330,000	3.0

Total Investments (Cost $2,525,789,202)(a)		2,409,666,270	100.1
Other Assets and Liabilities, Net		(2,459,291)	(0.1)

Net Assets		$2,407,206,979	100.0%

Net asset value per share		$21.59

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $2,527,707,904. Net unrealized depreciation of $(116,122,932) consists of unrealized appreciation and depreciation of $384,201,749 and $(500,324,681), respectively.

(b)	Affiliated issuer. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 19% of net assets.

See Notes to Financial Statements.

Intentionally Left Blank

International Fund
MANAGEMENT DISCUSSION

Longleaf Partners International Fund declined 10.9% in the second quarter, outperforming the EAFE Index’s return of (14.0)%. The Fund’s year-to-date return of (9.1)% also beat the EAFE’s (13.2)% but trails our absolute annual goal of inflation plus 10%. Over the long-term the Fund has delivered superior relative results.

	Cumulative Returns
	through June 30, 2010
	Inception	10 Year

International Fund	153.2%	66.1%
MSCI EAFE Index	35.3	1.6
Inflation plus 10%	298.1	220.9

See page 22 for additional performance information.

While most portfolio holdings declined in the last three months, Genting, Yum! Brands, and Benesse were positive contributors for the quarter and the year. Genting rose 10% in the second quarter after losing ground earlier in the year over concerns that duopoly competitor Las Vegas Sands’ (LVS) opening would draw from Genting’s Singapore casino. Genting has not lost business, but has benefitted as the LVS casino has expanded the Singapore market. Tourist arrivals were up an unprecedented 30% year-over-year in May following record highs in the previous five months. Additionally, Singapore Universal Studios reached a positive EBITDA level and should double its current 8,000 visitors per day as new rides open this year. Yum! Brands grew its China operations at double digit rates, continued to expand its international franchise business, and improved domestic margins. Even though YUM is head quartered in the U.S., well over two thirds of our appraisal of intrinsic value is from non-U.S. operations. Management increased value by repurchasing undervalued shares. The stock rose 2% in the quarter and 13% in 2010. Benesse was up 5% over the last three months and 9% for the year. Its education business performed well with increased enrollment and record operating margins that continued to grow. Although down slightly in the last three months, Willis, which has gained 16% this year, has been the largest contributor to YTD performance. The company has succeeded in increasing new business wins, revenues, and margins.

NKSJ was the largest detractor in the quarter, down 20%, after strong performance in the first quarter. The company announced an overseas acquisition. We continue to encourage management to reduce costs by quickly combining the operating businesses of NipponKoa and Sompo, improve investing, and to assess all decisions based on creating value per share.

The 20% decline in the euro against the U.S. dollar over the past 6 months has been a large driver of poor performance among our European stocks. Short-term currency

International Fund
MANAGEMENT DISCUSSION

fluctuations have not impacted the long-term competitive positions or cash flow production of the underlying businesses. After a positive first quarter Hochtief lost 27% over the last three months. The stock’s YTD return is (19)% in dollars but (6)% in euros. The company reported no surprises and confirmed guidance for this year. Hochtief’s 55% ownership of Leighton, however, hurt performance when Leighton lowered guidance 3% based on changes in currency rates. ACS’s 20% decline in the quarter made it the largest detractor to YTD performance. The stock has declined this year 11% in euros but 24% in dollars. We wrote last quarter that the market has discarded ACS wrongly as a Spanish construction company that would be punished as infrastructure spending contracted and residential construction collapsed. Although ACS’s total construction revenue is expected to decline slightly in 2010 and 2011, construction represents only 15% of our intrinsic value for the company. 85% is civil works. Over half of that business is outside Spain and growing at double digits with higher margins. ACS trades at a significant discount and remains an attractive opportunity in the hands of outstanding owner-operators. Accor fell 15% in the quarter. For the year the stock is down 14%, but is flat in euros. On July 1, the company successfully split the service voucher business (trading under the name Edenred) from the hotel business. We continue to hold both stocks as each trades at a material discount to its intrinsic value.

The negative performance in the quarter reflects the extreme price volatility which has yielded significant opportunity to enhance the portfolio. In the quarter, we sold Philips as its price rallied through late April and approached our appraisal. We also scaled back Genting, Yum! Brands, NKSJ, and Fairfax, which were all overweight. We used the proceeds to initiate four new positions — Carrefour, Vodafone, Shanda Games, and Shanda Interactive. Carrefour and Vodafone represent competitively entrenched market leaders with huge scale and room to grow in developed as well as emerging markets. Both companies had been mismanaged in the past, but new management teams have focused on improving the core businesses and creating shareholder value. The combined position in Shanda Games and Shanda Interactive is our first direct investment in mainland China. Shanda Interactive is a leading online entertainment media company and majority owner of Shanda Games, a developer and operator of over 33 online games. This rapidly growing business has an attractive network effect, a sticky revenue model, low threat of substitutes, and high barriers to entry.

Throughout the year, we have further improved the qualitative position of the portfolio through new purchases that meet our criteria — “business, people, and price.” We continue to unearth compelling new investment opportunities around the world, and our on-deck list has increased significantly. The quantitative positioning of

International Fund
MANAGEMENT DISCUSSION

the portfolio is equally attractive. The Fund’s P/V ratio in the mid-50%s signifies both a large margin of safety and the potential for above average future returns. At these levels we encourage our partners to add to their stakes, particularly taxable investors who receive the added benefit of a tax loss carry forward of approximately 12% imbedded in the NAV. Thank you for your continued partnership.

International Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2010

	International	EAFE	Inflation
	Fund	Index	Plus 10%

Year-to-Date	(9.08)%	(13.23)%	4.86%
One Year	6.52	5.92	10.98
Five Years	0.31	0.88	12.29
Ten Years	5.21	0.16	12.37
Since Public Offering 10-26-98	8.28	2.62	12.56

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10-31-98 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2010

		Net
		Assets

Common Stock		98.2%
NKSJ Holdings, Inc.	12.0
Fairfax Financial Holdings Limited	8.8
Cheung Kong Holdings Limited	8.0
Accor S.A.	7.6
ACS, Actividades de Construccion Y Servicios, S.A.	6.9
Genting Berhad	6.1
Willis Group Holdings Public Limited Company	4.5
Yum! Brands, Inc.	4.5
Seven Bank, Ltd.	4.4
Carrefour S.A.	4.4
Cemex S.A.B. de C.V. ADS	4.3
Dell Inc.	4.2
Olympus Corporation	4.1
Hochtief AG	4.1
Japan Petroleum Exploration Co., Ltd.	3.7
Benesse Holdings Inc.	3.1
Diageo plc	2.7
Vodafone Group plc	2.2
Shanda Interactive Entertainment Limited ADR	1.4
Shanda Games Limited ADR	1.2
Cash Reserves		1.4
Other Assets and Liabilities, net		0.4

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through June 30, 2010

New Holdings	Eliminations

Carrefour S.A.	Daiwa Securities Group, Inc.
NKSJ Holdings, Inc.
(The NipponKoa Insurance Company, Ltd. and Sompo Japanese Insurance Company, Inc.)(a)
Shanda Games Limited ADR
Shanda Interactive Entertainment Limited ADR
Vodafone Group plc Vodafone Group plc ADR
Koninklijke Philips Electronics N.V. ADR Linde AG The Nipponkoa Insurance Company, Ltd. (NKSJ Holdings, Inc.)(a) Sompo Japanese Insurance Company, Inc. (NKSJ Holdings, Inc.)(a)

(a)	Change due to corporate action (name of related holding)

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock

Beverages
Diageo plc (United Kingdom)	3,195,000	$50,186,713	2.7%

Commercial Banks

Seven Bank, Ltd. (Japan)	45,148	81,943,431	4.4

Computers & Peripherals
Dell Inc.* (United States)	6,476,800	78,110,208	4.2

Construction & Engineering

ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	3,515,000	129,173,671	6.9

Hochtief AG (Germany)	1,268,000	75,706,756	4.1

		204,880,427	11.0

Construction Materials
Cemex S.A.B. de C.V. ADS* (Mexico)	8,253,000	79,806,510	4.3

Diversified Consumer Services

Benesse Holdings, Inc. (Japan)	1,278,000	58,178,296	3.1

Food & Staples Retailing

Carrefour S.A. (France)	2,055,000	81,516,917	4.4

Health Care Equipment & Supplies

Olympus Corporation (Japan)	3,218,500	76,242,914	4.1

Hotels, Restaurants & Leisure

Accor S.A. (France)	3,064,500	141,872,327	7.6

Genting Berhad (Malaysia)(b)	51,716,100	113,124,141	6.1

Yum! Brands, Inc. (United States)	2,130,000	83,155,200	4.5

		338,151,668	18.2

Insurance

Fairfax Financial Holdings Limited (Canada)	444,000	162,610,230	8.8

NKSJ Holdings, Inc. (Japan)	37,160,692	222,337,907	12.0

Willis Group Holdings Public Limited Company (Ireland)	2,785,000	83,689,250	4.5

		468,637,387	25.3

Oil, Gas, & Consumable Fuels

Japan Petroleum Exploration Co., Ltd. (Japan)	1,683,200	68,672,122	3.7

Real Estate Management & Development

Cheung Kong Holdings Limited (Hong Kong)	12,893,000	148,795,280	8.0

Software

Shanda Games Limited ADR* (China)	3,899,000	22,653,190	1.2

Shanda Interactive Entertainment Limited ADR* (China)	649,000	25,745,830	1.4

		48,399,020	2.6

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2010 (Unaudited)

			% of
	Share	Market	Net
	Quantity	Value	Assets

Wireless Telecommunication Services

Vodafone Group plc (United Kingdom)	8,700,000	$18,087,625	1.0%

Vodafone Group plc ADR (United Kingdom)	1,066,235	22,039,077	1.2

		40,126,702	2.2

Total Common Stocks (Cost $1,882,749,800)		1,823,647,595	98.2

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.0% due 7-1-10, Repurchase price $26,095,000 (Collateral: $24,685,000 U.S. Treasury Bonds, 3.91% due 11-15-39, Value $26,618,823)	26,095,000	26,095,000	1.4

Total Investments (Cost $1,908,844,800)(a)		1,849,742,595	99.6
Other Assets and Liabilities, Net		8,082,591	0.4

Net Assets		$1,857,825,186	100.0%

Net asset value per share		$12.42

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized depreciation of $(59,102,205) consists of unrealized appreciation and depreciation of $278,590,658 and $(337,692,863), respectively.

(b)	A portion designated as collateral for forward currency contracts. See Note 9.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	27.8%	27.3%
France	12.3	12.0
Canada	8.9	8.8
United States	8.8	8.7
Hong Kong	8.2	8.0
Spain	7.1	6.9
Malaysia	6.2	6.1
United Kingdom	5.0	4.9
Ireland	4.6	4.5
Mexico	4.4	4.3
Germany	4.1	4.1
China	2.6	2.6

	100.0%	98.2

Cash, other assets and liabilities, net		1.8

		100.0%

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2010 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund
Assets:
Investments:
Affiliated securities, at market value (cost $883,670,141, $1,256,557,644 and $0, respectively) (Note 2 and 7)	$1,020,239,542	$1,223,006,729	$–
Other securities, at market value (cost $6,381,327,693, $1,269,231,558 and $1,908,844,800, respectively) (Note 2)	6,472,967,578	1,186,659,541	1,849,742,595

Total Investments	7,493,207,120	2,409,666,270	1,849,742,595
Cash	806	915	923
Receivable for:
Fund shares sold	30,973,160	242,379	9,874,291
Dividends and interest	9,923,823	2,070,475	1,845,526
Securities sold	–	–	36,510,823
Litigation	4,863,051	–	–
Foreign tax reclaims	–	–	338,713
Prepaid assets	260,259	105,242	82,043

Total Assets	7,539,228,219	2,412,085,281	1,898,394,914

Liabilities:
Payable for:
Securities purchased	152,714,514	–	35,527,037
Fund shares redeemed	5,804,660	2,946,641	175,341
Forward currency contracts (Note 2, 12)	–	–	2,704,651
Investment counsel fee (Note 3)	5,086,550	1,676,158	1,913,862
Administration fee (Note 4)	667,248	212,529	159,489
Other accrued expenses	106,899	42,974	89,348

Total Liabilities	164,379,871	4,878,302	40,569,728

	$7,374,848,348	$2,407,206,979	$1,857,825,186

Net Assets:
Net assets consist of:
Paid-in capital	8,018,154,936	2,718,166,458	2,107,888,190
Undistributed net investment income	30,313,075	15,958,843	25,646,044
Accumulated net realized loss on investments and foreign currency	(901,828,949)	(210,820,052)	(213,893,106)
Unrealized gain(loss) on investments and foreign currency	228,209,286	(116,098,270)	(61,815,942)

Net Assets	$7,374,848,348	$2,407,206,979	$1,857,825,186

Net asset value per share	$23.70	$21.59	$12.42

Fund shares issued and outstanding	311,183,153	111,513,138	149,621,852

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,583,176, $758,617, and $2,391,338 respectively)	$25,831,886	$10,416,704	$28,376,872
Dividends from affiliates (net of foreign tax withheld of $384,963, $0, and $0 respectively) (Note 7)	9,663,582	8,280,980	–
Interest from affiliates (Note 7)	7,495,186	–	–
Interest from non-affiliates	423,678	18,991	2,439

Total income	43,414,332	18,716,675	28,379,311

Expenses:
Investment counsel fee (Note 3)	31,141,483	10,189,468	12,451,024
Administration fee (Note 4)	4,086,079	1,292,477	1,037,586
Transfer agent fees and expenses	922,981	260,534	254,864
Prospectus and shareholder reports	354,957	79,986	83,457
Trustees’ fees and expenses	204,308	104,509	104,509
Custodian fees and expenses	101,434	16,612	181,000
Professional fees	54,696	54,696	54,696
Registration fees	24,822	19,664	20,422
Other	124,202	43,105	45,998

Total expenses	37,014,962	12,061,051	14,233,556

Net investment income	6,399,370	6,655,624	14,145,755

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	484,443,629	79,562,201	46,511,777
Affiliated securities (Note 7)	–	7,531,790	–
Forward currency contracts	(1,569,091)	–	(15,046,129)
Options written	(34,451,088)	–	–
Foreign currency transactions	(15,533)	–	12,089

Net gain	448,407,917	87,093,991	31,477,737

Change in unrealized appreciation(depreciation):
Securities	(537,528,476)	(109,240,830)	(242,899,751)
Forward currency contracts	1,217,420	–	8,082,971
Options written	(10,302,485)	–	–
Other assets and liabilities	–	24,662	63,821

Change in net unrealized depreciation	(546,613,541)	(109,216,168)	(234,752,959)

Net realized and unrealized loss	(98,205,624)	(22,122,177)	(203,275,222)

Net decrease in net assets resulting from operations	$(91,806,254)	$(15,466,553)	$(189,129,467)

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund
	Six Months
	Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
Operations:
Net investment income	$6,399,370	$18,021,553
Net realized gain(loss) from investments and foreign currency transactions	448,407,917	(595,543,749)
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(546,613,541)	3,520,952,459

Net increase(decrease) in net assets resulting from operations	(91,806,254)	2,943,430,263

Distributions to shareholders:
From net investment income	–	(3,365,555)
From net realized gain on investments	–	–
From return of capital	–	–

Net decrease in net assets resulting from distributions	–	(3,365,555)

Capital share transactions (Note 6):
Net proceeds from sale of shares	515,382,806	982,559,286
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	3,115,035
Cost of shares redeemed	(1,087,917,316)	(1,675,332,100)

Net decrease in net assets from fund share transactions	(572,534,510)	(689,657,779)

Total increase(decrease) in net assets	(664,340,764)	2,250,406,929
Net assets:
Beginning of period	8,039,189,112	5,788,782,183

End of period	$7,374,848,348	$8,039,189,112

Undistributed net investment income included in net assets at end of period	$30,313,075	$23,929,238

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund
Six Months		Six Months
Ended	Year Ended	Ended	Year Ended
June 30, 2010	December 31,	June 30, 2010	December 31,
(Unaudited)	2009	(Unaudited)	2009

$6,655,624	$9,308,629	$14,145,755	$11,288,875

87,093,991	2,379,957	31,477,737	(184,585,996)

(109,216,168)	842,522,315	(234,752,959)	602,480,507

(15,466,553)	854,210,901	(189,129,467)	429,183,386

–	–	–	–
–	–	–	–
–	–	–	–

–	–	–	–

153,143,737	216,229,084	107,967,593	238,931,392

–	–	–	–
(230,971,570)	(373,623,919)	(226,472,174)	(543,993,731)

(77,827,833)	(157,394,835)	(118,504,581)	(305,062,339)

(93,294,386)	696,816,066	(307,634,048)	124,121,047

2,500,501,365	1,803,685,299	2,165,459,234	2,041,338,187

$2,407,206,979	$2,500,501,365	$1,857,825,186	$2,165,459,234

$15,958,843	$9,303,219	$25,646,044	$11,488,200

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates. Further, Fund management believes that no events have occurred between June 30, 2010 and August 13, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options
The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options
Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.20%
In excess of $2.5 billion	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$927,254,021	$1,432,908,872
Small-Cap Fund	235,254,425	361,862,932
International Fund	339,202,399	449,180,914

Written options not included in the above purchase and sales transactions for the Partners Fund include:

	Contracts	Premiums

Options outstanding at December 31, 2009	11,000,000	$15,227,485
Options written	11,658,567	46,290,194
Options closed	(22,658,567)	(61,517,679)

Options outstanding at June 30, 2010	–	$–

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010 (Unaudited)
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	20,620,301	6,824,397	8,004,923
Shares redeemed	(43,168,524)	(10,161,110)	(16,925,830)

	(22,548,223)	(3,336,713)	(8,920,907)

	Year ended December 31, 2009
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	53,041,125	13,262,919	21,003,427
Reinvestment of shareholder distributions	131,277	–	–
Shares redeemed	(88,314,632)	(22,133,908)	(46,476,116)

	(35,142,230)	(8,870,989)	(25,472,689)

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each

Fund held at least five percent of the outstanding voting stock of the following companies during the six months ended June 30, 2010.

	Shares(a) at		Market Value
	June 30,		June 30,	December 31,
	2010		2010	2009

Partners Fund
InterContinental Hotels Group PLC	14,913,894		$235,044,369	$104,320,172
InterContinental Hotels Group PLC ADR	151,495		2,375,441	–
Level 3 Communications, Inc.*	142,006,754		154,787,362	217,270,334
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13	100,062,000	(b)	113,320,215	125,077,500
Pioneer Natural Resources Company	8,657,900		514,712,155	417,051,043

			1,020,239,542	1,226,403,223

Small-Cap Fund
Dillard’s, Inc. — Class A	6,909,748		148,559,582	166,986,301
DineEquity, Inc.*	2,978,100		83,148,552	72,338,049
Fair Isaac Corporation	7,216,400		157,245,356	153,781,484
Potlatch Corporation	2,627,155		93,868,248	92,037,560
Ruddick Corporation	3,107,459		96,300,154	79,954,920
Service Corporation International	14,447,000		106,907,800	119,645,384
Texas Industries, Inc.	3,590,320		106,058,053	87,968,359
tw telecom inc.*	14,732,670		245,740,936	252,517,964
Wendy’s/Arby’s Group, Inc.	25,136,597		100,546,388	117,890,640
Worthington Industries, Inc.	6,581,000		84,631,660	86,013,670

			$1,223,006,729	$1,229,134,331

Purchases, sales and income for these affiliates for the six months ended June 30, 2010 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Partners Fund
InterContinental Hotels Group PLC	$106,901,106	$–	$4,158,526
InterContinental Hotels Group PLC ADR	2,111,796	–	44,237
Level 3 Communications, Inc.*	–	–	–
Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13	–	–	7,495,186	(d)
Pioneer Natural Resources Company	–	–	346,316

	109,012,902	–	17,158,768

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Small-Cap Fund
Dillard’s, Inc. — Class A	$–	$50,886,761	$556,220
DineEquity, Inc.*	–	–	–
Fair Isaac Corporation	–	–	288,656
Potlatch Corporation	–	10,378,807	2,919,240
Ruddick Corporation	–	–	745,790
Service Corporation International	–	1,480,678	1,162,228
Texas Industries, Inc.	40,006,881	–	538,548
tw telecom inc.*	–	–	–
Wendy’s/Arby’s Group, Inc.	–	–	754,098
Worthington Industries, Inc.	–	–	1,316,200

	$40,006,881	$62,746,246	$8,280,980

*  Non-income producing

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Dividend income unless otherwise noted.
(d)	Interest income.

Note 8. Illiquid Security

The Partners Fund owns $100,062,000 principal amount of Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 notes represent 1.5% of the Partners Fund’s net assets at June 30, 2010 and are board valued using publicly observable inputs (See Note 2).

Note 9. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at June 30, 2010.

International Fund	$94,058,200

Note 10. Related Ownership

At June 30, 2010, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Partners Fund	17,822,114	5.7%
Small-Cap Fund	11,512,467	10.3
International Fund	19,914,230	13.3

Note 11. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2010 follows:

	Level 1	Level 2	Level 3	Total Value

Partners Fund
Common Stocks	$5,984,071,373	$328,244,082	$–	$6,312,315,455
Corporate Bonds	–	113,320,215	–	113,320,215
Short-Term Obligations	1,067,571,450	–	–	1,067,571,450

Total	7,051,642,823	441,564,297	–	7,493,207,120

Small-Cap Fund
Common Stocks	2,257,604,298	80,731,972	–	2,338,336,270
Short-Term Obligations	71,330,000	–	–	71,330,000

Total	2,328,934,298	80,731,972	–	2,409,666,270

International Fund
Common Stocks	798,235,027	1,025,412,568	–	1,823,647,595
Short-Term Obligations	26,095,000	–	–	26,095,000
Forward Currency Contracts	(2,704,651)	–	–	(2,704,651)

Total	$821,625,376	$1,025,412,568	$–	$1,847,037,944

Note 12. Derivatives Instruments

In September 2009, the Longleaf Partners Funds ended the routine practice of hedging foreign currency exposure while retaining the flexibility to hedge on a case-by-case basis. Most of the forward currency contracts remaining at December 31, 2009 were closed in the first quarter of 2010. During the six months ended June 30, 2010, exposure to forward contracts, based on their market values, was generally between (0.02)% to 0% of the Partners Fund and (0.14)% to (0.50)% of the International Fund.

When used as part of an investment strategy, effective currency hedging can offset fluctuations caused by differences between foreign and U.S. currencies, and can isolate the portion of a security’s price fluctuation attributed to capital appreciation or depreciation. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses, but these losses should be offset to an extent by gains in the U.S. dollar equivalent prices of the securities hedged.

In 2010, we wrote covered calls in the Partners Fund. We sold calls against current underlying stock positions either (1) near our assessment of fair value when we believed the premium captured more than compensated us for parting with the upside appreciation of the security above the strike price or (2) whose weighting in the portfolio at a stock price equal to the strike price would have merited a reduction in the position size for risk-management purposes. As such-both for valuation and portfolio management reasons-sales of calls served as a method of exit from all or a part of the underlying position. Via the premium we received for selling the calls, we were paid to do that which we would have otherwise done for free (part with all or a portion of our position at a given price.) Each transaction was evaluated on an individual basis and is not a routine practice. For the six months ended June 30, 2010, the Partners Fund’s exposure to written calls based on their market values was generally between (0.35)% and 0%.

When the Fund writes covered call options, the premium received is recorded as an asset, with an equal liability that is marked-to-market to reflect the current market value of the options written. Under normal circumstances, losses (realized and/or unrealized) on these options should be viewed in conjunction with dispositions of the underlying security to determine the net effect of these transactions on the Fund. There is a risk that the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction not to achieve its objectives.

The following is a summary of the location of derivative instruments in the Funds’ financial statements as of June 30, 2010:

Location of Fair Value	Partners	International

Forward currency contracts:
Statement of Assets and Liabilities:
Liabilities:
Payable for forward currency contracts	$–	$2,704,651
Statement of Operations:
Realized loss:
Net realized loss from forward currency contracts	(1,569,091)	(15,046,129)
Change in unrealized appreciation:
Change in unrealized appreciation forward currency contracts	1,217,420	8,082,971
Options written:
Statement of Operations:
Realized loss:
Net realized loss from options written	(34,451,088)	–
Change in unrealized depreciation:
Change in unrealized depreciation on options written	(10,302,485)	–

Footnote 2, “Significant Accounting Policies,” contains additional information regarding the Funds’ risks associated with forward currency contracts and written options.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Six Months Ended June 30, 2010 (Unaudited)	$24.09	$.03	$(.42)	$(.39)	$–	$–
Year ended December 31,
2009	15.69	.06	8.35	8.41	(.01)	–
2008	33.16	.03	(16.80)	(16.77)	(.03)	(.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)
2005	31.32	.29	.83	1.12	(.29)	(1.18)

Small-Cap Fund
Six Months Ended June 30, 2010 (Unaudited)	21.77	.06	(.24)	(.18)	–	–
Year ended December 31,
2009	14.58	.08	7.11	7.19	–	–
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)
2005	29.85	.58	2.43	3.01	(.57)	(5.27)

International Fund
Six Months Ended June 30, 2010 (Unaudited)	13.66	.10	(1.34)	(1.24)	–	–
Year ended December 31,
2009	11.09	.07	2.50	2.57	–	–
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)
2005	15.55	(.01)	2.01	2.00	–	(.19)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$–	$23.70	(1.62)%	$7,374,848	.91%	.08%	13.54%

–	(.01)	24.09	53.60	8,039,189	.91	.26	28.54
–	(.70)	15.69	(50.60)	5,788,782	.90	.14	29.68
–	(1.65)	33.16	(0.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98
–	(1.47)	30.97	3.62	8,779,205	.91	.95	6.64

–	–	21.59	(0.83)	2,407,207	.93	.26	9.54

–	–	21.77	49.31	2,500,501	.95	.45	12.93
(.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90
–	(5.84)	27.02	10.75	2,812,543	.93	2.21	17.28

–	–	12.42	(9.08)	1,857,825	1.37	.68	16.83

–	–	13.66	23.17	2,165,459	1.59	.55	20.15
(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30
–	(.19)	17.36	12.88	2,880,730	1.64	(.05)	16.93

Longleaf Partners Funds
EXPENSE EXAMPLE

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2009 and held through June 30, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns
for the period December 31, 2009 to June 30, 2010

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	983.81	991.74	909.22
Expenses Paid During Period*	4.48	4.59	6.49
Annualized Expense Ratio for Period	0.91%	0.93%	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return
for the period December 31, 2009 to June 30, 2010

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.28	1,020.18	1,018.00
Expenses Paid During Period*	4.56	4.66	6.85
Annualized Expense Ratio for Period	0.91%	0.93%	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
SERVICE DIRECTORY

Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Summary Prospectus (each available online at www.longleafpartners.com/misc/prospectus.cfm), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7-31-97
Intl	LLINX	543069405	136	Open

Item 2.     Code of Ethics.

Not applicable to semi-annual reports.

Item 3.     Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.     Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

A complete schedule of investments at June 30, 2010 is included in the Semi-Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	August 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 18, 2010

By	/s/ Julie M. Bishop

Julie M. Bishop
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 18, 2010

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.